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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Soliciting Material Pursuant to §240.14a-12
Adolph Coors Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of a Press Release of Adolph Coors Company dated November 12, 2004.

Coors Announces Record Date of Special Meeting of Shareholders to Approve the Charter Amendment and Share Issuance in Connection with the Proposed Merger with Molson Inc.

        GOLDEN, Colorado, November 12, 2004—Adolph Coors Company (NYSE: RKY) today announced that it has established a record date for a special meeting of its shareholders to vote on a proposal to adopt amendments to its certificate of incorporation and certain share issuances to effect the previously announced merger with Molson Inc. Coors shareholders of record at the close of business on Monday, November 22, 2004, will be entitled to notice of the special meeting and to vote on the proposal. The date of the special meeting has not been set.

        Coors will send a definitive joint proxy statement/management information circular to shareholders of record, which will contain important information about the merger with Molson Inc. Shareholders are urged to read the joint proxy statement/management information circular when it becomes available. The joint proxy statement/management information circular will also include the date, time and location of the special meeting.

About Adolph Coors Company

        Founded in 1873, Adolph Coors Company is the world's eighth-largest brewer, with $5.4 billion in annual gross sales. Its principal subsidiary is Coors Brewing Company, the third-largest brewer in the U.S., with a beverage portfolio that includes Coors Light, Coors, Aspen Edge, Killian's, Zima XXX and the Keystone family of brands. The company's operating unit in the United Kingdom, Coors Brewers Limited, is the U.K.'s second-largest brewer, with brands that include Carling—the best-selling beer in the U.K.—Grolsch, Worthington's, Reef and the recently launched Coors Fine Light Beer. For more information on Adolph Coors Company, please visit the company's website at www.coors.com.

Contacts
For Coors:
Investors
Dave Dunnewald
303-279-6565

Kevin Caulfield
303-277-6894

Media
Laura Sankey
303-277-5035

Information Regarding Proposed Merger With Molson Inc.

        This communication is not a solicitation of a proxy from any security holder of Adolph Coors Company. Adolph Coors Company has filed an amended proxy statement/prospectus with the Securities and Exchange Commission (SEC) concerning the planned merger of Adolph Coors Company with Molson Inc. This document is not yet final and will be further amended. WE URGE INVESTORS TO READ THE DEFINITIVE VERSION OF THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Adolph Coors Company will be available free of charge by directing a request to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Investor Relations, (303) 279-6565.

        Coors and Molson, and their respective directors and executive officers and other members of their management and employees, may be deemed to be participants in the solicitation of proxies in connection with the planned merger. Information regarding Coors's and Molson's directors and executive officers, and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement/management information circular filed with the Securities and Exchange Commission. Investors may obtain additional information regarding the interests of the participants by reading the amended proxy statement/prospectus and by reading the definitive proxy statement/prospectus when it becomes available.

        This press release includes "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements are commonly identified by such terms and phrases as "would", "may", "will", "expects" or "expected to" and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or shareholders of Adolph Coors Company and Molson Inc. (separately and together the "Companies"). Such statements include, but are not limited to, statements about the anticipated benefits, savings and synergies of the merger between Adolph Coors Company and Molson Inc., including future financial and operating results, Coors' and Molson's plans, objectives, expectations and intentions, the markets for Coors' and Molson's products, the future development of Coors' and Molson's business, and the contingencies and uncertainties to which Coors and Molson may be subject and other statements that are not historical facts. The press release also includes information that has not been reviewed by the Companies' independent auditors. There is no assurance the transaction contemplated in this release will be completed at all, or completed upon the same terms and conditions described. All forward-looking statements in this press release are expressly qualified by information contained in each company's filings with regulatory authorities. The Companies do not undertake to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

        The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain required approvals of the merger on the proposed terms and schedule; the failure of Coors and Molson stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that could cause Coors' and Molson's results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed by Coors with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Neither Coors nor Molson undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

        Coors has filed a preliminary joint proxy statement/management information circular regarding the proposed transaction with the Securities and Exchange Commission. Stockholders are urged to read the definitive joint proxy statement/management information circular when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/management information circular, as well as other filings containing information about Coors, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/management information circular and the filings with the Securities and Exchange Commission that will be incorporated by reference in the definitive joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Investor Relations, (303) 279-6565. The respective directors and executive officers of Coors and Molson and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coors's and Molson's directors and executive officers, and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement/management information circular filed with the Securities and Exchange Commission.

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Coors Announces Record Date of Special Meeting of Shareholders to Approve the Charter Amendment and Share Issuance in Connection with the Proposed Merger with Molson Inc.